Schedule of Investments (unaudited)	iShares® Transition-Enabling Metals ETF
July 31, 2024	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit

Bank of Montreal/Chicago IL, 5.64%, 02/18/25, (1-day SOFR + 0.260%)(a)	$250	$249,995
Bank of Nova Scotia (The), 6.00%, 10/18/24	250	250,192
Credit Industriel et Commercial, 5.14%, 05/23/25	250	250,596
Deutsche Bank AG/New York, 5.83%, 05/22/25, (1-day SOFR + 0.400%)(a)	250	250,080
HSBC Bank USA N.A., 5.71%, 05/20/25, (1-day SOFR + 0.350%)(a)	250	250,122
Lloyds Bank Corporate, 5.08%, 07/25/25	250	250,054
Sumitomo Mitsui Banking Corp./New York, 5.67%, 03/18/25, (1-day SOFR + 0.340%)(a)	250	250,156
Wells Fargo Bank NA, 5.80%, 11/12/24	250	250,169

Total Certificates of Deposit — 18.5%
(Cost: $2,000,000)		2,001,364

Commercial Paper

American Honda Finance Corp., 5.56%, 10/04/24	250	247,516
BPCE SA, 5.39%, 10/09/24	250	247,407
Britannia Funding Co. LLC, 5.37%, 08/12/24	250	249,554
Commonwealth Bank of Australia, 5.38%, 09/23/24	250	247,999
Concord Minutemen Capital Co. LLC, 5.42%, 10/17/24	250	247,097
CRH America Finance Inc., 5.56%, 10/25/24	250	246,721
Hyundai Capital America, 5.46%, 08/14/24	250	249,470
ING U.S. Funding LLC, 5.40%, 09/06/24	250	248,621
LVMH Moet Hennessy Louis Vuitton SE, 5.33%, 11/25/24	250	245,741
Macquarie Bank Ltd., 5.14%, 07/24/25	250	237,844
Marriott International Inc./MD, 5.54%, 08/28/24	250	248,927
Mars Inc., 5.38%, 10/03/24	250	247,633
Mitsubishi Corp. Americas, 5.36%, 11/04/24	250	246,477
Penske Truck Leasing Co. LP, 5.62%, 09/13/24	250	248,294
SPIRE Inc., 5.47%, 08/15/24	250	249,432
Standard Chartered Bank, 5.40%, 08/02/24, (1-day SOFR + 0.230%)(a)	250	250,002
Telstra Group Ltd., 5.55%, 12/17/24	250	244,751

Security	Par (000)	Value

TotalEnergies Capital SA, 5.38%, 09/13/24	$250	$248,368
Toyota Industries Commercial Finance Inc., 5.32%, 11/22/24	250	245,861
VW Credit Inc., 5.49%, 08/22/24	250	249,163
Walt Disney Co. (The), 5.37%, 01/09/25	250	244,096
Westpac Banking Corp., 5.35%, 11/07/24	250	246,378

Total Commercial Paper — 50.1%
(Cost: $5,437,771)		5,437,352

U.S. Treasury Obligations

U.S. Treasury Bill, 5.40%, 09/17/24(b)	500	496,559

Total U.S. Treasury Obligations — 4.6%
(Cost: $496,585)		496,559

	Shares

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 5.29%(c)(d)	1,610,000	1,610,000

Total Money Market Funds — 14.8%
(Cost: $1,610,000)		1,610,000

Total Investments — 88.0%
(Cost: $9,544,356)		9,545,275

Other Assets Less Liabilities — 12.0%		1,303,117

Net Assets — 100.0%		$10,848,392

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Rates are discount rates or a range of discount rates as of period end.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/23	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/24	Shares Held at 07/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$2,590,000	$—	$(980,000	)(a)	$—	$—	$1,610,000	1,610,000	$77,186	$—

(a)	Represents net amount purchased (sold).

Schedule of Investments (unaudited) (continued)	iShares® Transition-Enabling Metals ETF
July 31, 2024

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
LME Nickel	11	10/14/24	$1,093	$(31,376)
LME PRI Aluminum	51	10/14/24	2,905	(276,974)
LME Zinc	12	10/14/24	801	(86,270)
Platinum	10	10/29/24	493	(10,943)
LME Cobalt Fastmarket	2	10/31/24	53	(3,972)
Copper	31	12/27/24	3,267	(265,616)
Silver	15	12/27/24	2,203	(171,706)
				$(846,857)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

●	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

●	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

●	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Certificates of Deposit	$—	$2,001,364	$—	$2,001,364
Commercial Paper	—	5,437,352	—	5,437,352
U.S. Treasury Obligations	—	496,559	—	496,559
Short-Term Securities
Money Market Funds	1,610,000	—	—	1,610,000
	$1,610,000	$7,935,275	$—	$9,545,275
Derivative Financial Instruments(a)
Liabilities
Commodity Contracts	$(846,857)	$—	$—	$(846,857)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Schedule of Investments (unaudited) (continued)	iShares® Transition-Enabling Metals ETF
July 31, 2024

Portfolio Abbreviation

SOFR	Secured Overnight Financing Rate

3